EXECUTION VERSION

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
dated as of April 20, 2018,
among
FREEPORT-MCMORAN INC.,
PT FREEPORT INDONESIA,
FREEPORT-MCMORAN OIL & GAS LLC,
The Lenders Party Hereto,
The Issuing Banks Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
BANK OF AMERICA, N.A.,
as Syndication Agent,
and
BNP PARIBAS,
CITIBANK, N.A.,
HSBC BANK USA, NATIONAL ASSOCIATION,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA
MUFG BANK, LTD.
and
BANK OF MONTREAL, CHICAGO BRANCH,
as Co-Documentation Agents,
_____________________________________________________________
JPMORGAN CHASE BANK, N.A.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BNP PARIBAS SECURITIES CORP.,
CITIBANK N.A.,
HSBC SECURITIES (USA) INC.,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA
MUFG BANK, LTD.
and
BANK OF MONTREAL, CHICAGO BRANCH,
as Joint Lead Arrangers and Joint Bookrunners,
_____________________________________________________________
ABN AMRO CAPITAL USA LLC,
BBVA COMPASS,
CANADIAN IMPERIAL BANK OF COMMERCE,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
NATIXIS, NEW YORK BRANCH,
ROYAL BANK OF CANADA,
SOCIETE GENERALE
and
U.S. BANK NATIONAL ASSOCIATION
as Senior Managing Agents

SECOND AMENDMENT dated as of November 25, 2019 (this “Amendment”) to the Revolving Credit Agreement dated as of April 20, 2018 (as amended by that certain First Amendment dated as of May 2, 2019, the “Credit Agreement”) among FREEPORT-MCMORAN INC. (“FCX”), PT FREEPORT INDONESIA (“PTFI”) and FREEPORT-MCMORAN OIL & GAS LLC (together with FCX and PTFI, the “Borrowers”), the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.
WHEREAS, the Borrowers have requested that the Credit Agreement be amended (a) to modify for a period of time the maximum Total Leverage Ratio applicable under Section 6.06 of the Credit Agreement and (b) to effect certain other modifications to the provisions of the Credit Agreement, in each case as set forth herein.
WHEREAS, the Lenders party hereto constituting the Required Lenders under the Credit Agreement and the Administrative Agent are willing to so amend the Credit Agreement on the terms and subject to the conditions hereof.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by revising the definition of “Total Debt” in its entirety as set forth below:
“Total Debt” means, as of any date, the sum as of such date of (a) the aggregate principal amount of Funded Debt of FCX and the Subsidiaries outstanding as of such date, in the amount that would be reflected as a liability on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, provided, however, that for the avoidance of doubt, Funded Debt shall exclude fair value adjustments under the acquisition method to book balances of Indebtedness, plus (b), without duplication of amounts included in clause (a), the aggregate amount of Attributable Debt of FCX and the Subsidiaries outstanding as of such date, minus (c) the lesser as of such date of (i) (x) if such date is prior to September 30, 2021, $1,250,000,000 and (y) if otherwise, $2,500,000,000 and (ii) the sum of (x) the aggregate amount of Available Domestic Cash and (y) the least of (1) $500,000,000, (2) Unrestricted CV Cash and (3) the aggregate amount of Indebtedness outstanding of Sociedad Minera Cerro Verde S.A.A.
(b) Section 6.06 of the Credit Agreement is amended to read in its entirety as set forth below:
“SECTION 6.06. Total Leverage Ratio. The Borrowers will not permit the Total Leverage Ratio on the last day of any fiscal quarter (i) ending during the period from and including December 31, 2019, through and including June 30, 2021, to exceed 5.25 to 1.00 and (ii) ending on or after September 30, 2021, to exceed 3.75 to 1.00.”
SECTION 2.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that:
(a) (x) the execution, delivery and performance by such Borrower of this Amendment and the performance by such Borrower of the Credit Agreement, as amended by this Amendment, are within such Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action and (y) this Amendment has been duly executed and delivered by such Borrower and, upon the Amendment Effective Date, the Credit Agreement, as amended hereby, will constitute a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; and
(c) no Default has occurred and is continuing on the Amendment Effective Date before or after giving effect to the Amendment;
SECTION 3.     Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:
(a) The Administrative Agent shall have executed this Amendment and shall have received counterparts hereof duly executed and delivered by each Borrower, Lenders constituting the Required Lenders and the Administrative Agent.
(b) The Administrative Agent shall have received an officer’s certificate certifying the accuracy of the representations and warranties set forth in Section 2 in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the conditions set forth or referred to in this Section 3 has been satisfied at or prior to 5:00 p.m., New York City time, on November 25, 2019 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any Person under the Credit Agreement).
SECTION 4. Expenses. Each Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case to the extent provided in Section 9.03(a) of the Credit Agreement.
SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Indonesian Translation. This Amendment is executed in a text using the English language and the Indonesian language (as stamped by an Indonesian sworn translator). Both texts are the same and effective as of the execution of this Amendment. Each of the parties hereto agrees that if there is any conflict between the English language text and the Indonesian language text of this Amendment, the English language text shall, to the extent permitted by applicable law, prevail. Each of the parties hereto confirms that it has read and understood the content and consequences of this Amendment and has no objection if the English language text prevails in the event of any such conflict.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

FREEPORT-MCMORAN INC.,
by /s/ Kathleen L. Quirk

Name: Kathleen L. Quirk
Title: Executive Vice President and Chief Financial Officer

PT FREEPORT INDONESIA,
by /s/ Robert R. Boyce

Name: Robert R. Boyce
Title: Treasurer

FREEPORT MCMORAN OIL & GAS LLC,
by /s/ Robert R. Boyce

Name: Robert R. Boyce
Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually, as a Lender and as Administrative Agent, by /s/ James Shender

Name: James Shender
Title: Vice President

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Bank of America, N.A.
By /s/ Marc Ahlers

Name: Marc Ahlers
Title: Director

For any Lender requiring a second signature line:

Name of Lender:
By

Name:
Title:

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: ____________________
By /s/ Consenting Lenders signatures on file with Administrative Agent

Name:
Title:

For any Lender requiring a second signature line:

Name of Lender: ____________________
By /s/ Consenting Lenders signatures on file with Administrative Agent

Name:
Title: